UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2010

______________________________

KBR, INC.

(Exact name of registrant as specified in its charter)

                                                           Delaware                                            1-33146                                        20-4536774
                                              (State or other jurisdiction                      (Commission File Number)                    (IRS Employer
                                                      of incorporation)                                                                                        Identification No.)

                                                                    601 Jefferson Street
                                                                           Suite 3400

                                                                       Houston, Texas                                                      77002
                                                     (Address of principal executive offices)                                     (Zip Code)

                                                                                Registrant’s telephone number, including area code: (713) 753-3011

______________________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     Other Events.

     On January 12, 2010, KBR, Inc. announced that its Mexican subsidiary, Commisa, has received an arbitration ruling against Pemex Exploration and Production (PEP), a subsidiary of PEMEX, the Mexican national oil company. The base award is in the amount of approximately $286M. The award also includes legal and administrative recovery fees as well as interest bringing the award total to an estimated amount in excess of $350M. PEP was awarded approximately $6M on counterclaims, plus interest on a portion of that sum. A copy of the press release announcing the award is attached hereto as Exhibit 99.1.

ITEM 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

99.1     Press Release dated January 12, 2010, entitled “KBR Receives Arbitration Award Against PEMEX”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               KBR, INC.

Date: January ___, 2010	By:	/s/ Jeffrey B. King
Jeffrey B. King Vice President, Public Law